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                                  EXHIBIT 23.2


                              Corporate Law Center
                             Ronald Serota, Attorney
                          Corporate Securities Counsel
                           2620 Regatta Dr., Ste. 102
                               Las Vegas, NV 89128



September 20, 2006

                                     CONSENT

WE HEREBY CONSENT to the inclusion of our name and use of our opinion in connection with the Form SB-2 Registration Statement, Amendment No. 1, filed with the Securities and Exchange Commission as counsel for the registrant, Fitness Xpress Software, Inc.


Very truly yours,


/s/ Ronald Serota
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Ronald Serota, Esq.